Exhibit (15)(g)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ THOMAS J. WILSON, II
-----------------------------
    Thomas J. Wilson, II
    Director and President and
    Chief Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ MICHAEL J. VELOTTA
-----------------------------
    Michael J. Velotta
    Director and Vice President, Secretary and
    General Counsel

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000


/s/ SAMUEL H. PILCH
-----------------------------
     Samuel H. Pilch
      Controller
(Principal Accounting Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ KEVIN R. SLAWIN
-----------------------------
     Kevin R. Slawin
     Vice President
     (Principal Financial Officer)

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ STEVEN C. VERNEY
-----------------------------
     Steven C. Verney
     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000


/s/ J. KEVIN MCCARTHY
-----------------------------
    J. Kevin McCarthy
     Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of the (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ JOHN C. LOUNDS
-----------------------------
    John C. Lounds
    Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director and officer of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ MARLA G. FRIEDMAN
-----------------------------
     Marla G. Friedman
     Vice President and Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                   GLENBROOK LIFE SCUDDER VARIABLE ACCOUNT (A)
                                  (REGISTRANT)

                                       AND

                       GLENBROOK LIFE AND ANNUITY COMPANY

                                   (DEPOSITOR)

Know all men by these presents that the undersigned director of Glenbrook Life and Annuity Company constitutes and appoints Thomas J. Wilson, II, and Michael
J. Velotta, and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, with full power of substitution, for her in any and all capacities, to sign any registration statements of Glenbrook Life and Annuity Company and its Scudder Variable Account (A) and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

September 27, 2000



/s/ MARGARET G. DYER
-----------------------------
    Margaret G. Dyer
     Director